Filed under Rule 497(c)

File No. 002-90518

811-04006

EXPERIENCE

PROSPECTUS

February 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney

Emerging Markets Equity Fund

Class A, B, C and Y Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the Fund, the names of any classes of shares of the Fund, and the names of investment advisers of the Fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Smith Barney Emerging Markets Equity Fund

The fund is a series of CitiFunds Trust I, a Massachusetts business trust.

Investments, risks and performance

Investment objective

The fund seeks to provide long-term capital growth.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of, emerging market nations, and other securities whose values are based on such equity securities. The fund considers emerging market nations to include countries that, at the time the fund makes an investment, are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the MSCI (Morgan Stanley Capital International) Emerging Markets Index, or are believed by the subadviser to have similar emerging market characteristics.

Generally, the fund invests in a number of different countries and, under normal circumstances, the fund invests in companies in at least eight foreign markets and does not invest more than 25% of its assets in any one country. The fund invests across a range of industries. There are no limitations on the market capitalizations of the companies in which the fund may invest.

The fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The fund may invest directly in foreign securities or may invest in depository receipts.

The fund’s assets will generally be invested in equity securities, such as common stocks, preferred stocks and convertible securities, and in other securities, such as equity-linked notes, whose values are based on equity securities. The fund may also invest in other securities including fixed-income and other debt securities, rights to purchase common stocks, warrants, and, to a limited extent, shares of other investment companies, including closed end investment companies that invest in emerging market securities. The fund may, under normal circumstances, invest up to 20% of its assets in equity securities and other securities of issuers that are not domiciled in or traded in the stock markets of emerging market nations.

The fund may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency contracts to:

■	Settle transactions in securities quoted in foreign currencies.
■	Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies.

Selection process

The subadviser seeks to identify companies in emerging market nations that the subadviser believes are experiencing, or are expected to experience, better than average growth in earnings and are trading at attractive or reasonable valuation levels. The fund may invest in the securities of large companies that offer prospects of long-term growth. However,

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because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies.

The subadviser uses fundamental analysis to find companies that it believes have attractive future growth prospects, taking into account such factors as country and industry background, each company’s products and competitive positioning, potential future developments in end markets and management track record. The subadviser may also consider factors such as trends in earnings forecasts for companies in whose securities the fund is invested. Additionally, the subadviser may favor exposure to securities issued by companies whose forecast trends appear positive relative to those of their peers.

Principal risks of investing in the fund

Investing in foreign issuers, generally, may involve unique risks. These risks may be more pronounced for investments in emerging markets or to the extent that the fund invests significantly in any one country or region. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Foreign securities prices decline, or foreign securities perform poorly relative to other types of investments.
■	Adverse governmental action or political, social, economic or market instability affects a foreign country or region.
■	The currency in which a security is priced declines in value relative to the U.S. dollar.
■	The subadviser’s judgment about the attractiveness, value or potential appreciation of a particular security or sector proves to be incorrect.
■	Foreign withholding taxes reduce the fund’s returns.
■	The economies of foreign countries grow at a slower rate than expected or experience a downturn or recession.

Investments in emerging market securities may be particularly susceptible to the following additional risks of investing in foreign securities:

■	Many foreign countries in which the fund may invest have markets that are smaller, less liquid and more volatile than markets in the U.S. In a changing market, the subadviser may not be able to sell the fund’s portfolio securities in amounts and at prices it considers reasonable.
■	In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.
■	Foreign equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.
■	Enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments.
■	Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent the fund from realizing value in U.S. dollars from its investment in foreign securities.

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■	There may be other governmental or non-governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by the fund or the issuers of securities.

Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly.

Emerging markets securities are often particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. The fund’s investments may also be more volatile than other investments because they often do not pay dividends.

To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. The fund’s ability to use currency exchange contracts successfully depends on a number of factors, including the contracts being available at prices that are not too costly, the availability of liquid markets, and the ability of the subadviser to accurately predict the direction of changes in currency exchange rates.

See page 7 for more information about the fund’s investments and the risks of investing in the fund.

Who may want to invest

The fund may be an appropriate investment if:

■	You want to direct a portion of your overall investment portfolio to securities of non-U.S. companies and you are prepared to accept the risks of investing in emerging markets.
■	You are prepared to accept significant fluctuations in share price and possible losses.
■	You are not seeking current income.
■	Your investment horizon is longer term — typically at least five years.

Performance information

Since the fund has less than a full calendar year of performance history, performance information for the fund is not included in this Prospectus.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(1)	5.00%	1.00%	None

Annual Fund Operating Expenses(2)

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fee††	0.85%	0.85%	0.85%	0.85%

Distribution (12b-1) fees (includes service fees)	0.25%	1.00%	1.00%	None

Other expenses(2)	2.67%	2.67%	2.68%	1.88%

Total annual fund operating expenses(2)	3.77%	4.52%	4.53%	2.73%

* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	2.00%	2.75%	2.75%	1.35%
These fee waivers and reimbursements may be reduced or terminated at any time.
(1)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2)	Based on fees and expenses for the fiscal year ended October 31, 2005.
††	The management fee has been restated to reflect current expenses. Effective October 1, 2005, the fund has a breakpoint fee schedule that reduces the management fee payable on assets up to $1 billion and in excess as follows: 0.850% on assets up to $1 billion, 0.825% on assets between $1 billion and $2 billion, 0.800% on assets between $2 billion and $5 billion, 0.775% on assets between $5 billion and $10 billion, and 0.750% on assets over $10 billion. Prior to October 1, 2005, the management fee was 0.95%.

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$860	$1,594	$2,347	$4,310

Class B (redemption at end of period)	$953	$1,666	$2,387	$4,479	*

Class B (no redemption)	$453	$1,366	$2,287	$4,479	*

Class C (redemption at end of period)	$554	$1,369	$2,292	$4,638

Class C (no redemption)	$454	$1,369	$2,292	$4,638

Class Y (with or without redemption)	$276	$847	$1,445	$3,061

*	Assumes conversion to Class A shares approximately eight years after purchase.

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More on the fund’s investments

Although the fund invests primarily in equity securities, it may, but is not required to, invest in other securities of companies in emerging market nations or elsewhere, including debt securities.

Debt securities

Debt securities, other than convertible securities, must be rated investment grade when the fund purchases them, or if unrated, of comparable quality in the subadviser’s opinion. After the fund buys a bond, if the credit quality of the bond deteriorates below investment grade, the fund may continue to hold the bond, commonly known as a junk bond, but the subadviser will consider the change in rating in deciding whether to keep the security. Generally, the value of debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities, and the security may be difficult to sell.

Convertible securities

Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

Equity-linked notes

Equity-linked notes, or ELNs, are debt securities that pay interest based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying equity securities, often subject to a cap on the interest payable. ELNs are typically considered more conservative investments than investments in the equity securities to which they are linked, as ELNs generally provide for the repayment at maturity of the principal amount invested, plus interest (if any). However, in addition to the credit and market risks applicable to debt securities, ELNs are subject to the risk that an investor will receive less than the prevailing rate of interest if the value of the relevant equity securities decline or fail to increase sufficiently.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type

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of money market instrument and in short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

The fund’s goals and strategies may be changed without shareholder approval.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI and on the fund’s website at www.citigroupam.com.

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Management

Manager

The fund’s investment adviser is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The fund’s subadviser is Citigroup Asset Management, Ltd. The subadviser’s address is Citigroup Centre, Canada Square, Canary Warf, London E14 5LB, United Kingdom. The manager oversees the fund’s operation. Subject to the oversight of the manager, the subadviser selects the fund’s investments.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously a wholly-owned subsidiary of Citigroup, because a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Aquico Wen, CFA, CPA, manages the day-to-day operations of the fund. Mr. Wen has been with CAM since 1998 and has been managing the fund since its inception. He is supported by a team of investment professionals.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the fund.

The subadviser’s compensation is payable by the manager.

Management fee

For the fiscal year ended October 31, 2005, the manager voluntarily waived all fees. Effective October 1, 2005, the manager receives fees for its services at the following rates based on assets under management: 0.850% on assets up to $1 billion, 0.825% on assets between $1 billion and $2 billion, 0.800% on assets between $2 billion and $5 billion, 0.775% on assets between $5 billion and $10 billion, and 0.750% on assets over $10 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. The fund has adopted a Rule 12b-1 shareholder services and distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees.

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These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or

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deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

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Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker-dealers, financial intermediaries, financial institutions or Smith Barney Financial Advisors (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial	Initial	Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50

IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

Qualified Retirement Plans*	$25	$15 million	$25

Simple IRAs	$1	n/a	$1

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment Plans	$50	n/a	$50

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

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Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $5 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.75% of average daily net assets	None
Exchangeable into*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. Service Agents (including LMIS and CGMI) also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS.

	Sales Charge as a % of	Sales Charge as a % of	Broker-Dealer Commission
Amount of purchase	Offering Price (%)	Net Amount Invested (%)	as a % of Offering Price
Less than $25,000	5.00	5.26	4.50

$25,000 but less than $50,000	4.25	4.44	3.83

$50,000 but less than $100,000	3.75	3.90	3.38

$100,000 but less than $250,000	3.25	3.36	2.93

$250,000 but less than $500,000	2.75	2.83	2.48

$500,000 but less than $1,000,000	2.00	2.04	1.80

$1,000,000 or more	-0-	-0-	up to 1.00	*

*	A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Service Agent for purchases in excess of the amount at which sales loads are waived and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. CGMI will receive these payments as Service Agent. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

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Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund’s transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate

Emerging Markets Equity Fund         15

your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with one of the fund’s distributors.
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

16         Smith Barney Mutual Funds

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a distribution and service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase payment (for purposes of calculating the conversion date, shares will be deemed to have been purchased on the first day of the month)	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents, selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. The initial investment requirement for Class Y shares of the fund has been reduced to $5,000,000. An investor may use a letter of intent to meet the initial investment requirement by making an initial minimum purchase of $1,000,000 of Class Y shares of the fund and agreeing to purchase a total of $5,000,000 of Class Y shares of the fund within 6 months from the time of the initial minimum purchase. If a total investment of $5,000,000 is not made within the 6-month period, all Class Y shares of the fund previously purchased by the investor will be converted to Class A shares of the fund and they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund’s Class A shares, which may include a Deferred Sales Charge of 1.00%.

Emerging Markets Equity Fund         17

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI, or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

18         Smith Barney Mutual Funds

Buying shares

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write to the fund at the following address:

Smith Barney Emerging Markets Equity Fund

(Specify class of shares)

c/o PFPC INC.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares.

■ For more information, please call Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred should be at least $25 monthly or $50 quarterly

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Emerging Markets Equity Fund         19

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■ You may exchange Class A, Class B, Class C and Class Y shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■ Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■ Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

20         Smith Barney Mutual Funds

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If the shares are held by a fiduciary or corporation, other documents may be required.

Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Emerging Markets Equity Fund

(Specify class of shares)

c/o PFPC INC.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name and your account number

■ The class of shares and the dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Emerging Markets Equity Fund         21

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

■ Automatic cash redemption is only available for accounts where all dividends and distributions are reinvested.

For more information, contact your Service Agent or consult the SAI.

22         Smith Barney Mutual Funds

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking a caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Securities and Exchange Commission
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to

Emerging Markets Equity Fund         23

increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in

24         Smith Barney Mutual Funds

omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the board may adopt in the future.

Share certificates

Share certificates for the fund will not be issued.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, the distributors’ financial consultants are not considered Service Agents.

Emerging Markets Equity Fund         25

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent or transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation. Dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold

26         Smith Barney Mutual Funds

federal income tax at the rate of 30% (or such lower rate as may determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Emerging Markets Equity Fund         27

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund invests in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market

28         Smith Barney Mutual Funds

quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Emerging Markets Equity Fund         29

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class since inception of the fund. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

30         Smith Barney Mutual Funds

For a share of each class of beneficial interest outstanding throughout each period ended October 31,

Class A Shares(1)	2005(2)
Net asset value, beginning of period	$11.40

Income from operations:
Net investment income	0.07
Net realized and unrealized gain	1.64

Total income from operations	1.71

Net asset value, end of period	$13.11

Total return(3)	15.00%

Net assets, end of period (000s)	$13,074

Ratios to average net assets:
Gross expenses(4)	3.77%
Net expenses(4)(5)(6)	2.00
Net investment income(4)(5)	0.66

Portfolio turnover rate	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period January 5, 2005 (inception date) to October 31, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all of its fees and reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.00%.

Emerging Markets Equity Fund         31

For a share of each class of beneficial interest outstanding throughout each period ended October 31,

Class B Shares(1)	2003(2)
Net asset value, beginning of period	$11.40

Loss from operations:
Net investment loss	(0.02)
Net realized and unrealized loss	(0.08)

Total loss from operations	(0.10)

Net asset value, end of period	$11.30

Total return(3)	(0.88)%

Net assets, end of period (000s)	$27

Ratios to average net assets:
Gross expenses(4)	4.52%
Net expenses(4)(5)(6)	2.75
Net investment loss(4)(5)	(0.93)

Portfolio turnover rate	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period August 11, 2005 (inception date) to October 31, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all of its fees and reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.75%.

32         Smith Barney Mutual Funds

For a share of each class of beneficial interest outstanding throughout each period ended October 31,

Class C Shares(1)	2005(2)
Net asset value, beginning of period	$11.40

Loss from operations:
Net investment loss	(0.02)
Net realized and unrealized loss	(0.18)

Total loss from operations	(0.20)

Net asset value, end of period	$11.20

Total return(3)	(1.75)%

Net assets, end of period (000s)	$64

Ratios to average net assets:
Gross expenses(4)	4.53%
Net expenses(4)(5)(6)	2.75
Net investment loss(4)(5)	(1.37)

Portfolio turnover rate	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period September 7, 2005 (inception date) to October 31, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all of its fees and reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.75%.

Emerging Markets Equity Fund         33

For a share of each class of beneficial interest outstanding throughout each period ended October 31,

Class Y Shares(1)	2005(2)
Net asset value, beginning of period	$11.40

Income from operations:
Net investment income	0.14
Net realized and unrealized gain	1.60

Total income from operations	1.74

Net asset value, end of period	$13.14

Total return(3)	15.26%

Net assets, end of period (000s)	$11,902

Ratios to average net assets:
Gross expenses(4)	2.73%
Net expenses(4)(5)(6)	1.35
Net investment loss(4)(5)	1.39

Portfolio turnover rate	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period January 3, 2005 (inception date) to October 31, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all of its fees and reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%.

34         Smith Barney Mutual Funds

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

(Investment Company Act

file no. 811-4006)

FD 03061 02/06

Smith Barney Emerging Markets Equity Fund

You may visit the fund’s website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent of the transfer agent if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Filed under Rule 497(c)

File No. 002-90518

811-04006

February 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY(SM) EMERGING MARKETS EQUITY FUND

Smith Barney(SM) Emerging Markets Equity Fund (the “Fund”) is a series of CitiFunds Trust I (the “Trust”). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund’s Prospectus, dated February 28, 2006, by which shares of the Fund are offered. An investor may obtain copies of the Fund’s Prospectus and Annual Report without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the Fund, contacting the transfer agent at 1-800-451-2010, or writing to the Fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. Since the Fund is newly organized, it has not issued an Annual Report as of the date of this Statement of Additional Information.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

1. THE TRUST

CitiFunds Trust I is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called Landmark Funds I prior to March 2, 1998. This Statement of Additional Information describes Smith Barney Emerging Markets Equity Fund (the “Fund”), which is a series of the Trust. References in this Statement of Additional Information to the “Prospectus” of the Fund are to the Prospectus, dated February 28, 2006.

Under a licensing agreement between Citigroup and Legg Mason, the name of the Fund, the names of any classes of shares of the Fund, and the names of investment advisers of the Fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The Fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The Fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

Smith Barney Fund Management LLC (“SBFM” or the “manager”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), is the investment manager to the Fund. The manager oversees the investments of the Fund from day to day in accordance with the Fund’s investment objectives and policies. The manager delegates the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management Ltd., as subadviser. The selection of investments for the Fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. SBFM also provides certain administrative services to the Fund.

Shares of the Fund are continuously sold by Legg Mason Investment Services, LLC (“LMIS”) and Citigroup Global Markets Inc., (“CGMI”) the Fund’s distributors. Shares may be purchased from the Fund’s distributors, or from certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with the Fund’s distributors or the distributors’ financial consultants (called “service agents”). The distributors and service agents may receive fees from the Fund pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2. INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to promote long-term capital growth. Of course, there can be no assurance that the Fund will achieve its objective.

The Fund’s Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Fund’s Prospectus concerning the Fund’s investment policies and techniques.

The policies described herein and those described below under “Description of Permitted Investments and Investment Practices and Associated Risks” are not fundamental and may be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks, preferred stocks and securities convertible into common stocks of companies domiciled in, or whose securities are traded in the regulated stock markets of Emerging Market Nations, and other securities whose values are based on such equity securities. The fund considers Emerging Market Nations to include countries that, at the time the fund makes an investment, are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the MSCI (Morgan Stanley Capital International) Emerging Markets Index, or are believed by the subadviser to have similar emerging market characteristics. Although this specific investment policy may be changed without shareholder approval, the Fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in this policy.

Certain of the Fund’s investment restrictions described below under “Investment Restrictions” are fundamental and cannot be changed without shareholder approval.

3. DESCRIPTION OF PERMITTED INVESTMENTS

AND INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices and supplements the description of the Fund’s investments and risks contained in the Prospectus. The Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the subadviser’s investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense.

Generally, the Fund invests in a number of different countries and, under normal circumstances, the Fund invests in at least eight foreign markets and does not invest more than 25% of its assets in any one country. While the Fund’s policy is to invest primarily in equity securities of companies in Emerging Market Nations believed to possess better than average prospects for growth and are trading at attractive or reasonable valuation levels, appreciation may be sought in other types of securities, principally of non-U.S. issuers, such as fixed income securities, and convertible and non-convertible bonds, when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security.

Foreign Securities and Foreign Issuers

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power.

Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Many of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt.

Euro Conversion

The Fund may invest in securities of issuers in European countries. Fifteen European countries participate in the European Economic and Monetary Union (“EMU”), and twelve of those countries have adopted the Euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund’s portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

Foreign Currency Exchange Transactions

Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may, but is not obligated to, enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund’s assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund’s holdings of other currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.

The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund’s securities denominated in such non-U.S. currency. The projection of a short- term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

When entering into forward contracts, the Fund intends to comply with policies of the Securities and Exchange Commission (the “SEC”) concerning forward contracts. Those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund’s obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.

Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the subadviser. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund’s securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

Equity Securities

Common Stocks.    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks.    The Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Preferred Stocks and Convertible Securities” below.

Preferred Stocks and Convertible Securities.    Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Warrants.    Warrants entitle their holder to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs.    Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in real estate or real estate loans or interests. Investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the Fund invests in REITs.

Debt Obligations or Securities

The Fund may invest to some extent in debt obligations. Debt obligations include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect the Fund’s net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

Floating and Variable Rate Instruments

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Repurchase Agreements

The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof) (the “NYSE”)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund’s risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund must be fully collateralized at all times during the period of the agreement in that the value of the underlying security must be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian must have control of the collateral, which the manager believes will give the Fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund’s ability to meet its current obligations or impede investment management if a large portion of the Fund’s assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the Fund could experience a loss.

Exchange Traded Funds or ETFS

The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Sovereign Debt

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts.

Supranational Debt Obligations

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Equity-Linked Notes

Equity-linked notes, which are also known as ELNs, are debt securities that pay interest based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. These securities usually provide for the repayment of principal upon maturity, plus interest (if any) that is determined with reference to the percentage increase (or sometimes decrease) in the relevant equity securities, measured from a predetermined level. These notes usually have a maturity of two to nine years. ELNs typically allow an investor the choice of (i) holding the note to maturity and receiving any interest at maturity, (ii) selling the note in the secondary market prior to maturity, or (iii) electing to receive early payment of interest prior to maturity based on index performance up to the time of election and to receive the principal amount at maturity. ELNs offer investors the opportunity to participate in the appreciation of the underlying equity securities, often subject to a cap on the interest payable. ELNs are typically considered more conservative investments than investments in the equity securities to which they are linked, as ELNs generally provide for the repayment at maturity of the principal amount invested. However, in addition to the credit and market risks applicable to debt securities, ELNs are subject to the risk that an investor will receive less than the prevailing rate of interest if the value of the relevant equity securities decline or fail to increase sufficiently.

Derivatives

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

The Fund may purchase and sell interest rate, single stock, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, equity swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed in the future to the extent that the subadviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the Fund under the Commodity Exchange Act. The use of certain Derivatives in certain circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise ‘covered’ through ownership of the underlying security, financial instrument or currency. See “Use of Segregated and Other Special Accounts” below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. The degree of the Fund’s use of Derivatives may be limited by certain provisions of the Code.

Currency Transactions.    The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, as described below. The Fund may enter into currency transactions only with counterparties that the subadviser deems to be creditworthy.

The Fund may enter into currency forward contracts when the subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, the Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Futures Contracts.    The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts.    The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the subadviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Single Stock Futures.    Recent legislation permits the trading on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs.” As with other futures contracts, an SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for the Fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which the Fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options.    In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, the Fund may purchase put and call options and write “covered” put and call options on securities, indices, currencies and other financial instruments. The Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies and financial instruments generally settle for cash, although physical settlement maybe required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the subadviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices.    The Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange (“NYSE”) Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the subadviser expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

(b) Options on Currencies.    The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

(c) Options on Futures Contracts.    The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions.    The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the subadviser deems to be creditworthy. The subadviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The subadviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement. See “Use of Segregated and Other Special Accounts” below.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities.    The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions.    The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Risk Factors Associated with Derivatives.    Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the subadviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the

Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

Risks of Derivatives Outside the United States.    When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.    Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Investors should note that the Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies generally considered to be small cap issuers and medium sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Rule 144A Securities

Consistent with applicable investment restrictions, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”). However, the Fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the manager the daily function of determining and monitoring liquidity of Rule 144A securities.

Private Placements and Illiquid Investments

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Investment Companies

The Fund may from time to time invest in securities of other investment companies, subject to applicable statutory and regulatory limitations. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies’ portfolio securities.

Short Sales “Against the Box”

In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities is maintained in a segregated account for the Fund. These securities constitute the Fund’s long position.

The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

The manager does not expect that more than 40% of the Fund’s total assets would be involved in short sales against the box. The subadviser does not currently intend to engage in such sales.

Lending of Securities

Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the portfolio manager determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the market value of the Fund’s total assets.

When-Issued Securities

The Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued basis” may increase the volatility of its net asset value.

Borrowing

The Fund may borrow in certain limited circumstances. See “Investment Restrictions.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the subadviser’s strategy and the ability of the Fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of the Fund’s shares.

Money Market Instruments

Money market instruments are short term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, any certificates of deposit purchased by the Fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Portfolio Turnover

Purchases and sales of portfolio securities may be made as considered advisable by the subadviser in the best interests of the shareholders. The Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

Defensive Strategies

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

4. INVESTMENT RESTRICTIONS

The Fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

The Fund may not:

(1)  Borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2)  Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3)  Purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4)  Issue any senior except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5)  Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(6)  Purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

If a percentage or rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Fund’s Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.

5. DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

The net asset value per share of the Fund is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the fund’s securities.

6. ADDITIONAL INFORMATION ON THE PURCHASE AND SALE

OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects, except that each class bears its own class expenses, including distribution and service fees. Each class has exclusive voting rights with respect to any distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years and Class Y shares bought under a letter of intent may convert into Class A shares in certain circumstances, each as more fully described below. In addition, shares held in a Smith Barney Retirement Program may have special exchange rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. Although no shares of the Fund have been sold to the public prior to the date of this Statement of Additional Information, for illustrative purposes only, the example assumes a net asset value of $9.50 per Class A share of the Fund and a purchase aggregating less than $25,000, subject to the schedule of sales charges set forth below.

Net asset value per share of the Fund	$13.80
Per share sales charge—5.00% of public offering price (5.26% of net asset value per share)	$0.69
Per share offering price to the public	$13.11

Share certificates will not be issued.

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

Class A Shares

Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

The Fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

	Sales Charge				Broker/Dealer Commission as a % of Offering Price
Amount of your Investment	as a % of Offering Price		as a % of Your Investment
Less than $25,000	5.00%		5.26%		4.50%
$25,000 to less than $50,000	4.25		4.44		3.83
$50,000 to less than $100,000	3.75		3.90		3.38
$100,000 to less than $250,000	3.25		3.36		2.93
$250,000 to less than $500,000	2.75		2.83		2.48
$500,000 to less than $1,000,000	2.00		2.04		1.80
$1,000,000 or more	0	*	0	*	Up to 1.00

*	A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Service Agent for purchases in excess of the amount at which sales loads are waived and for purchases by certain retirement plans with an omnibus relationship with the Fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. CGMI will receive these payments as Service Agent. See “Deferred Sales Charge Provisions” and “Waivers of Deferred Sales Charge” below.

Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by “any person,” which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

The initial sales charge on Class A shares may be waived in certain circumstances. See “Sales Charge Waivers and Reductions” below for more information about waivers of initial sales charges on Class A shares.

Class B Shares

Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Commissions will be paid to service agents that sell Class B shares in the amount of 4.00% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate of up to 0.25% of the average daily net assets represented by Class B shares sold by them.

Class C Shares

Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below. Service agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the 13th month after purchase, service agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares that they have sold. See “Deferred Sales Charge Provisions” below.

Class Y Shares

Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $5,000,000 (except there is no minimum purchase amount for purchases by

Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the Fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan, or Uniform Gifts or Transfers to Minor account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. The minimum subsequent investments required for Systematic Investment Plans are discussed below under “Systematic Investment Plans.” There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM unitholders who invest distributions from a unit investment trust (“UIT”) sponsored by CGM and Directors/Trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Shares purchased will be held in the shareholder’s account by the service agent. The Fund does not issue share certificates.

From time to time, a distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by a distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, a distributor or the manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (“NASD”).

Systematic Investment Plan

Class A, Class B and Class C shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder’s brokerage account opened with the service agent or redeem the shareholder’s shares of certain money market funds to make additions to the account. Additional information is available from the Fund or your service agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers

Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including Smith Barney funds) affiliated with CAM and its subsidiaries, as well as funds (including the Smith Barney funds) affiliated with CAM, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase); (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer that has a sales agreement with a distributor concerning the Fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program; and (n) purchases by retirement plans where such plan’s recordkeeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the waiver of the sales charge.

Accumulation Privilege—lets you combine the current value of Class A shares of the Fund with all other shares of Smith Barney Funds and Smith Barney shares of SB Funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market Funds (other than money market Fund shares acquired by exchange from other Smith Barney Funds offered with a sales charge and shares of those money market Fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined. If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney Funds or Smith Barney shares of SB Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney Funds and Smith Barney shares of SB Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific Fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Smith Barney Fund or Smith Barney shares of an SB Fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market Funds (except for money market Fund shares acquired by exchange from other Smith Barney

Funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this Supplement, the following Funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which Funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases:    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a Fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your financial consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Letter of Intent—Class Y Shares

A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Fund and agree to purchase a total of $5,000,000 of Class Y shares of the Fund within 6 months from the date of the initial minimum purchase. If a total investment of $5,000,000 is not made within the 6 month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact your service agent or the transfer agent for further information.

Deferred Sales Charge Provisions

Deferred Sales Charges are applicable to: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Was Made	CDSC on Shares Being Sold
1st	5.00%
2nd	4.00
3rd	3.00
4th	2.00
5th	1.00
6th and thereafter	None

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. For purposes of calculating the conversion date, Class B shares will be deemed to have been purchased on the first date of the month in which they were acquired. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney or CitiFunds mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the Fund’s distributors.

To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Redemption of Shares—Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2 (shareholders who purchased shares subject to a Deferred Sales Charge prior to the date of implementation of this new policy will be “grandfathered” and will be eligible to obtain the waiver at age 59½ by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Retirement Program

The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney MutualFunds.

There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

Class A Shares.    Class A shares may be purchased by plans initially investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans initially investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same Fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your service agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class A or Class C exchange privileges applicable to their plan.

Redemption of Shares

General. The Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

The service agent may charge you a fee for executing your order. The amount and applicability of such fee is determined and disclosed to its customers by each service agent.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder’s service agent, or if the shareholder’s account is not with a service agent, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Shares held by CGMI as custodian must be redeemed by submitting a written request to a Smith Barney Financial Advisor. Shares other than those held by CGMI as custodian may be redeemed through an investor’s service agent, or by submitting a written request for redemption to:

Smith Barney Emerging Markets Equity Fund

Class A, B, C or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence Rhode Island 02940-9699

A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder’s account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a shares certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan.    An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder’s shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the Fund.

All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly from the Fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their service agent or the Fund’s transfer agent.

Telephone Redemption and Exchange Program.    Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the Fund.)

Redemptions.    Redemptions requests of up to $50,000 of any class or classes of the Fund’s shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such oral requests may only be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received during regular trading on the NYSE are priced at the net asset value next determined. Written redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued, are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of shares of the Fund being acquired is identical to the registration of the shares of the Fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

Additional Information regarding Telephone Redemption and Exchange Program.    Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

Distributions in Kind.    If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

Exchange Privilege

General.    Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s service agent is authorized to distribute shares of the Fund, on the basis of relative net asset value per share at the time of exchange.

Exchanges of Class A, Class B, Class C and Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the Fund into which exchanges are made.

The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the Fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class B Exchanges.    Class B shares of the Fund may be exchanged for other Class B shares without a Deferred Sales Charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the Funds imposing a higher Deferred Sales Charge than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

Class C Exchanges.    Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class A and Class Y Exchanges.    Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through service agents, but does not apply to any systematic investment plans described in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares—Telephone Redemption and Exchange Program.” Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the Fund being acquired is identical to the registration of the shares of the Fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the Funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Involuntary Redemptions of Shares

Subject to applicable law, the trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer).

7. MANAGEMENT

The Fund is supervised by the Board of Trustees of the Trust, at least 75% of whom are not affiliated with the manager. The Trustees and officers, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies in the fund complex the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee holds office until his or her successor is chosen and qualified or until his or her earlier death, retirement or removal.

An asterisk in the table below identifies those Trustees and officers who are “interested persons” (as defined in the 1940 Act) of the Trust. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual’s position with Citigroup Asset Management (“CAM”) or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Portfolio	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with CAM; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 183 funds in the CAM fund complex	183	None
Non-Interested Trustees:

Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (from 2001 to 2004); Chief Executive Officer, Motocity USA (motorsport racing) (from 2004 to 2005)	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton Born 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003)

A. Benton Cocanougher Born 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	37	None

Name and Year of Birth	Position(s) with Portfolio	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)	37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

Stephen Randolph Gross Born 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leveraged buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank Financial Services, Inc. (from 1997 to 2004)

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991).

Alan G. Merten Born 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 2001	Professor of Finance, University of Houston (since 1977); Independent Consultant (since 1984)	37	None

Name and Year of Birth	Position(s) with Portfolio	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Other Officers:
Andrew Shoup* CAM 125 Broad Street New York, NY 10004 Born 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Chief Administrative Officer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of Citibank U.S. Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances Guggino* CAM 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2004	Director, CAM; Treasurer and/or Controller of certain funds associated with CAM (since 1991)	N/A	N/A

Robert I. Frenkel* CAM 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2000 Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM (since 2000); Officer of CAM or its predecessors (since 1994); Secretary of CAM; Secretary of certain mutual funds associated with CAM; Chief Legal Officer of certain mutual funds associated with CAM	N/A	N/A

Ted P. Becker* CAM 399 Park New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Managing Director of Compliance at CAM (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota* CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Thomas C. Mandia* CAM 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel, CAM (Since 1992); Assistant Secretary of certain mutual funds associated with CAM	N/A	N/A

Rosemary D. Emmens* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 1998); Counsel, The Dreyfus Corporation (1995-1998); Assistant Secretary of certain mutual funds associated with CAM	N/A	N/A

Harris C. Goldblat* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 2000); Assistant Secretary of certain mutual funds associated with CAM; Associate, Stroock Stroock & Lavan LLP (1997-2000)	N/A	N/A

Wendy Setnicka* CAM 125 Broad Street New York, NY 10004 Born 1964	Controller	Since 2004	Vice President, CAM (since 2002); Assistant Vice President, CAM (from 1998 to 2002)	N/A	N/A

Name and Year of Birth	Position(s) with Portfolio	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

George Hoyt* CAM 300 First Stamford Place Stamford, CT 06902 Born 1965	Assistant Secretary	Since 2005	Director and Associate General Counsel, CAM (since 2005); Assistant Secretary of certain mutual funds associated with CAM; Associate, Sidley Austin Brown & Wood, LLP (from 2000-2005)	N/A	N/A

The business affairs of the Fund are managed by or under the direction of the Board of Trustees.

The Board of Trustees has a standing Audit Committee comprised of all of the trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit committee approves, and recommends to the Non-Interested trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Board has a standing governance committee comprised of all of the trustees who are not “interested persons” within the meaning of the 1940 Act. The governance committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The governance committee met four times during the most recent fiscal year. The governance committee may consider nominees recommended by shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Funds’ Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The governance committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a trustee, the governance committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Funds’ management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual Fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the governance committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Funds, as applicable.

The Board also has a standing Performance and Review Committee comprised of all of the trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Funds’ management contract distribution plan and distribution agreement. The Performance and Review Committee met five times during the most recent fiscal year.

The following table shows the amount of equity securities owned by the Trustees in other investment companies in the fund complex supervised by the Trustees as of December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Fund Complex
Disinterested Trustees:
Elliott J. Berv	None	None
Donald M. Carlton	None	Over $100,000
A. Benton Cocanougher	None	$10,001-$50,000
Mark T. Finn	None	$1-$10,000
Stephen Randolph Gross	None	None
Diana R. Harrington	None	$10,001-$50,000
Susan B. Kerley	None	$1-$10,000
Alan G. Merten	None	$1-$10,000
R. Richardson Pettit	None	$10,001-$50,000

Interested Trustee:
R. Jay Gerken*	None	Over $100,000

None of the disinterested Trustees or their family members had any interest in the manager, the distributors, or any person directly or indirectly controlling, controlled by, or under common control with the manager or the distributors as of December 31, 2005.

Information regarding compensation paid to the trustees as of the most recent fiscal year ended October 31, 2005 is set forth below. The trustees who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Fund pays a pro rata share of the trustee fees based upon asset size. The Fund currently pays each of the trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that trustee participates. The lead independent trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The Fund will reimburse trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

Name of Trustee	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Total Compensation From the Fund and Fund Complex Paid to Trustee(1)	Number of Funds in Fund Complex Overseen by Trustee(1)(2)
Disinterested Trustees:
Elliott J. Berv	$729	None	$118,600	37
Donald M. Carlton	$818	None	$128,100	32
A. Benton Cocanougher	$1,879	None	$121,600	32
Mark T. Finn	$731	None	$126,300	37
Stephen Randolph Gross	$731	None	$121,600	37
Diana R. Harrington.	$732	None	$118,500	37
Susan B. Kerley	$732	None	$118,500	37
Alan G. Merten	$816	None	$118,000	32
R. Richardson Pettit	$801	None	$118,100	32

Interested Trustee:
R. Jay Gerken*	$0	None	$0	183

(1)	Information for the fiscal year ended October 31, 2005.
(2)	Two of the funds in the Fund Complex were not operational during the fiscal year ended October 31, 2005.

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies in the Fund complex, including the funds, for at least ten years and who have attained at least the age of 67 when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionately with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, if the applicable Trustee has made a timely election, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

Average Compensation in Last Year of Service	Years of Service
	5 Years	6 Years	7 Years	8 Years	9 Years	10 Years or More
$80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000
$110,000	$275,000	$330,000	$385,000	$440,000	$495,000	$550,000
$120,000	$300,000	$360,000	$420,000	$480,000	$540,000	$600,000
$130,000	$325,000	$390,000	$455,000	$520,000	$585,000	$650,000

Assuming continuous service as a Trustee of the Fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan.

During the fiscal year ended October 31, 2005, former Trustees Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments; Mr. William S. Woods, Jr., an aggregate of $60,000 in four quarterly installment payments.

Officers receive no compensation from the Fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

As of February 1, 2006, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

As of February 1, 2006, the following persons owned of record the amounts indicated of the shares of the Class of the Fund:

Class	Percent	Name	Address
A	10.6%	Paul Simon	PS Broadway Holdings Inc. Selwyn Rogers 1619 Broadway Suite 500 New York, NY 10019-7449

A	7.1%	Spears Family Holdings Limited	7925 South Park Place Orlando, FL 32819-4885

B	39.6%	Miguel Salom Piza	Carretera Formentor 57 07470 Puerto Pollensa Baleares, Spain

B	6.2%	Bruce A. Wilford	935 Eastwood Place Los Altos, CA 94024-5022

B	5.3%	John M. Amoda	175 5th Avenue Suite 1 Brooklyn, NY 11217-3502

B	20.8%	SB Corp. Trust Cust	1502 NE 63rd Ave. Brighton Corner Hillsboro, OR 97124-5086

C	35.4%	John B. Saponznikoff	2409 Pretty Bayou Island Drive Panama City, FL 32405-2124

C	23.4%	Ronnie Cohen Campagna	36 Asotria Circle Petaluma, CA 94954-4616

C	19.3%	Jane E. Sapoznikoff	2490 Pretty Bayou Island Drive Panama City, FL 32405-2124

C	11.7%	Saltz Mongeluzzi Barrett	105 Aberdeen Terrace St. Davids, PA 19087-3603

C	10.0%	Susan Carol Machado	400 North Fairway Visalia, CA 93291-4404

Y	100%	Fidelity Investments	100 Magellan Way Covington, KY 41015

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively. The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its manager, subadviser and distributors have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of Trust and responsibility.

Copies of the Codes of Ethics of the Fund and its manager, subadviser and distributors are on file with the SEC.

Proxy Voting Policies & Procedures

Although individual Board Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager’s proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

A summary of the manager’s policies and procedures with respect to proxy voting is attached as Appendix A to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund’s investment objectives.

Not later than August 31 of each calendar year, information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended as of the immediately preceding June 30 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.citigroupam.com and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Manager

SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Fund that was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 7, 2005 and by the Fund’s shareholders on November 15, 2005. The Investment Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was a wholly owned subsidiary of Citigroup.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the Fund to one or more subadvisers.

Unless otherwise terminated, the Management Agreement continues in effect for an initial two-year period and thereafter continues indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

The manager performs administrative and management services necessary for the operation of the Fund, such as: supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the production of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the Fund’s existence; maintaining the registration and qualification of the Fund’s shares under federal and state law; and arranging for the maintenance of books and records of the Fund. Trustees, officers, and investors in the Fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the Fund.

The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Effective, October 1, 2005, for its services under the Management Agreement, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the fund’s average daily net assets on an annualized basis for the fund’s then-current fiscal year: 0.850% on assets up to $1 billion, 0.825% on assets between $1 billion and $2 billion, 0.800% on assets between $2 billion and $5 billion, 0.775% on assets between $5 billion and $10 billion, and 0.750% on assets over $10 billion. Prior to October 1, 2005, the management fee was 0.95%. The manager may reimburse the Fund or waive all or a portion of its management fees.

The Fund uses the name “Smith Barney” by agreement with the manager. If the manager or its assignee ceases to serve as the manager of the Fund, the Fund will change its name so as to delete the word “Smith Barney.”

The Fund was newly organized and did not pay management fees during the fiscal year ended October 31, 2004.

For the period from January 5, 2005 (commencement of operations) through October 31, 2005, the manager voluntarily waived all fees.

The manager may retain a sub-administrator.

Subadviser

The manager has delegated the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management Ltd. The subadviser is a U.S. registered investment adviser and a wholly-owned subsidiary of Citigroup Inc.

It is the responsibility of the subadviser to make the day-to-day investment decisions for the Fund, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of the manager. The subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Fund and effecting securities transactions for the Fund.

The subadviser serves as subadviser to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) with the manager that was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 7, 2005 and by the Fund’s shareholders on November 29, 2005. The Sub-Advisory Agreement became effective on December 1, 2005, as a result of the sale of substantially all of Citigroup’s asset management business to Legg Mason. The subadviser is a wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the subadviser was a wholly-owned subsidiary of Citigroup.

Unless otherwise terminated, the Sub-Advisory Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

The Sub-Advisory Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Fund’s Trustees, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement may be terminated at any time without payment of any penalty by the subadviser on not less than 90 days’ written notice to the Fund and the manager. The Sub-Advisory Agreement provides that neither the subadviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreement.

For its services under the Sub-Advisory Agreement, the subadviser is entitled to receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.65% of the aggregate assets of the Fund allocated to the subadviser’s compensation is payable by the manager.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the Fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Fund’s Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose on November 21, 2005. The distribution agreements went into effect on December 1, 2005.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each Fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. Unless otherwise terminated, each Distribution Agreement is renewable from year to year if approved by (a) by the Trustees or by a vote of a majority of the Company’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

Each Distribution Agreement is terminable with respect to the Fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of the Fund’s outstanding voting securities or, with respect to the Distribution Agreement with LMIS, on not less than 60 days’ written notice by LMIS, and, with respect to the Distribution Agreement with CGMI, generally on 90 days’ notice by CGMI. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

Initial Sales Charges

The aggregate dollar amount of Initial Sales Charges on Class A shares received by CGMI and its affiliates was as follows:

Class	Initial Sales Charges Paid for the Period from the Inception Date* through October 31, 2005
Class A	$1,000

*	The inception date for Class A shares of the fund was January 5, 2005.

Deferred Sales Charges

The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class C shares received by CGMI and its affiliates were as follows:

Class	Deferred Sales Charges Paid for the Period from the Inception Date* through October 31, 2005
Class A	$0
Class B	$0
Class C	$0

*	The inception dates for Class A, Class B and Class C shares of the fund were January 5, 2005, August 11, 2005 and September 7, 2005.

Distribution Plans

Class A, Class B and Class C shares of the Fund have each adopted a shareholder services and distribution Plan (each, a “Service Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class B shares and Class C shares. Such fees may be used to make payments to the distributors for distribution services, to service agents in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the distributors, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

The 12b-1 Plans with respect to Class A and Class C shares also provide that the distributors and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class C investors, respectively.

The 12b-1 Plans permit the Fund to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the distributors and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the 12b-1 Plans for the Fund, the Trustees will review the 12b-1 Plans and the expenses for each class within the Fund separately.

Each 12b-1 Plan also recognizes that various service providers to the Fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund’s distributors or service agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Plan. The 12b-1 Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan but are not subject to expenditure limits under the Plan.

Each 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or in any agreement related to the Plans (for purposes of this paragraph “Qualified Trustees”). The Trustees, in the exercise of their business judgment in the best interests of the shareholders of the Fund and each Class, have approved the continuation of the 12b-1 Plans. Each 12b-1 Plan requires that the Trust and the distributor provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. Each 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Trust. A 12b-1 Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Trust’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plans for a period of not less than six years from the date of each Plan, and for the first two years the distributors will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plans, each distributor acts as an agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to a distributor under the Distribution Agreement.

For the period from the applicable class inception date* through October 31, 2005, the fees paid to CGMI with respect to Class A, Class B and Class C shares were $24,231, $57, and $66, respectively.

For the period from the inception date of the class through October 31, 2005, the distributor and/or service agents incurred the following distribution expenses under the 12b-1 Plan for each class of the fund:

Class	Financial Consultant Compensation	Operational Expenses	Amount Spent on Advertising and Marketing	Amount Spent on Printing and Mailing of Prospectus	Total
Class A	$12,975	$3,326	—	—	$16,301
Class B	$13,673	$14,707	$7,146	—	$35,527
Class C	$1,769	$4,897	$2,835	—	$9,501

*	The inception dates for Class A, Class B and Class C shares of the fund were January 5, 2005, August 11, 2005 and September 7, 2005, respectively.

Expenses

In addition to amounts payable under the Management Agreement and the Service Plans, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the Fund’s distributors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Fund’s Prospectus contains more information about the expenses of the Fund.

Transfer Agent

PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as transfer agent and shareholder services agent of the Fund.

Custodian

The Trust, on behalf of the Fund, has entered into a Custodian Agreement with State Street Bank and Trust Company (“State Street”) pursuant to which custodial services are provided for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees or their delegate.

The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Trust’s independent registered public accounting firm to audit and report on the financial statements and financial highlights of the Trust.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, serves as counsel for the Fund.

8. PORTFOLIO TRANSACTIONS

The subadviser trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund’s investment objective. Changes in the Fund’s investments are made without regard to the length of time a security has been held or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a team of individuals who are employees of the subadviser and who are appointed and supervised by its senior officers.

In connection with the selection of brokers or dealers and the placing of Fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

For the period from January 5, 2005 (commencement of operations) through October 31, 2005, the Fund’s directed brokerage transactions and the commission paid for research-related services were as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$3,480	$1,632,027

The management fees that the Fund pays to the manager will not be reduced as a consequence of the manager’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the manager’s other clients. Investment decisions for the Fund and for the manager’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

The Fund may, from time to time, place brokerage transactions with the Fund’s distributors, CGMI, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non- affiliated broker in a similar transaction.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

For the period from January 5, 2005 (commencement of operations) through October 31, 2005, the Fund paid $93,542 in brokerage commissions.

During the period from January 5, 2005 (commencement of operations) through October 31, 2005, the Fund held securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 2005:

Broker-Dealer	Value of Securities as of October 31, 2005
Morgan Stanley	$931,544
UBS AG	$355,482

Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking best overall terms available.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the period from January 5, 2005 (commencement of operations) through October 31, 2005, the Fund’s portfolio turnover was 66%.

Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

9. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the business unit that includes the fund’s investment manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about a Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s portfolio holdings is in the best interests of such Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of the manager, the distributors or their affiliates, be addressed in a manner that places the interests of Fund’s shareholders first. The policy provides that information regarding a Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for Funds other than money market Funds, and 25 calendar days following month-end with respect to money market Funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a Fund that has not been fully reflected by the market.

Under the policy, a Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market Fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular Funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A Fund’s sector weightings, performance attribution (e.g. analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed at least annually by a Fund’s Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a Fund’s Board at its next regularly scheduled meeting.

The Fund discloses its complete portfolio holdings approximately 25 days after month- end on the Manager’s website www.citigroupam.com.

Set forth below is a list as of December 1, 2005 of those parties with whom CAM, on behalf of a Fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, Fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian,	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holding information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days following Month End
Fitch	Monthly	6-8 business days following Month End
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
Moody’s	Weekly Tuesday Night	1 Business Day
S&P	Weekly Tuesday Night	1 Business Day

10. PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the Funds with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Aquico Wen	0 registered investment companies with $0 in total assets under management	2 other pooled investment vehicles with $1,580 million in total assets under management	16 other accounts with $3,179 million in total assets under management

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Funds’ shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by Funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5 year) performance will be more heavily weighted than shorter-term (1 year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus on the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other Funds or other accounts, as is the case for the portfolio manager listed in the table above.

The investment adviser and the Funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage Funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple Funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple Funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single Fund. The effects of this potential conflict may be more pronounced where Funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Funds and/or accounts, the opportunity may be allocated among these several Funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Funds, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the Funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Funds and/or accounts (such as where certain Funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Funds and/or accounts over others.

The portfolio manager might be motivated to favor Funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those Funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of Funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of Fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Funds’ securities by each Portfolio Manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Funds
Aquico Wen	None

11. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust’s Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series).

Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

Subject to applicable law, the Trust may involuntarily redeem shareholder’s shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information, (iii) to protect the tax status of the Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Fund determines that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund.

The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the Fund’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment manager or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

12. ADDITIONAL INFORMATION

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or Trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s Investment Manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date above, the Fund’s Investment Manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

* * * *

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of the filing of this document with the SEC, the Fund’s Investment Manager believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s Investment Manager and its affiliates to continue to render services to the Fund under their respective contracts.

The Fund has received the following information concerning SBFM and its affiliate SBAM:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid in capital. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform investment management services relating to the Fund.

13. TAX MATTERS

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

Taxation of the Fund

Federal Taxes.    The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of Fund distributions, and the composition of the Fund’s portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a “regulated investment company” for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

Foreign Taxes.    Investment income and gains received by the Fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund’s effective rates of non-U.S. tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.

If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to “pass through” to the Fund’s shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amount distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to “pass through” to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the Fund.

On October 31, 2005, the fund did not have, for U.S. federal income tax purposes, capital loss carryforwards.

Taxation of Shareholders

Taxation of Distributions.    Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income, and any distributions from net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares.

To the extent that ordinary dividends are derived from qualified dividend income of the Fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of the Fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from qualified foreign corporations, i.e., corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a qualified foreign corporation may nevertheless be treated as qualified dividend income if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” (“PFICs”) will not be treated as qualified foreign corporations for these purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares.

Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Dividends-Received Deduction.    The portion of the Fund’s ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

Withholding Tax Payments for Non-U.S. Persons.    The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

For taxable years of the Fund beginning during 2005, 2006 and 2007, this 30% withholding tax will not apply to dividends that the Fund designates as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” generally is interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short-term obligations whether or not in registered form. The term does not include interest that is disqualified as “contingent interest” under the portfolio interest rules. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over it net long-term capital loss.

Backup Withholding.    The account application asks each new shareholder to certify that the shareholder’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding of federal income tax for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 28% on certain distributions and redemption proceeds paid to that shareholder. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on non-U.S. shareholders.

Disposition of Shares.    In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the Fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

Effects of Certain Investments and Transactions

Options, Etc.    The Fund’s transactions in forward contracts, short sales “against the box,” and options will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in forward contracts and options to the extent necessary to meet the requirements of Subchapter M of the Code.

Foreign Investments.    Special tax considerations apply with respect to non-U.S. investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of non-U.S. currencies for non-hedging purposes and investment by the Fund in certain PFICs may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in PFICs on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

14. FINANCIAL STATEMENTS

The audited Statement of Assets and Liabilities as of October 31, 2005 for Emerging Markets Equity Fund, and its Statement of Operations for the year ended October 31, 2005, and each of its Statement of Changes in Net Assets and Financial Highlights for the periods presented in the 2005 Annual Report to Shareholders of the fund, the Notes to Financial Statements of the fund and the Report of Independent Registered Public Accounting Firm for the fund, each of which is included in the Annual Report to Shareholders of the fund, are incorporated by reference into this Statement of Additional Information (filed on January 9, 2006; Accession Number 0000930413-06-000136).

APPENDIX A

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management1 (CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

SMITH BARNEY EMERGING MARKETS EQUITY FUND

INVESTMENT MANAGER

Smith Barney Fund Management LLC

399 Park Avenue, New York, New York 10022

DISTRIBUTORS

Legg Mason Investment Services

100 Light Street, Baltimore, MD 21202

Citigroup Global Markets Inc.

388 Greenwich Street, New York, NY 10013

TRANSFER AGENT

PFPC Inc.

P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Bingham McCutchen LLP

150 Federal Street, Boston, MA 02110